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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             AFC ENTERPRISES, INC.
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            (Exact name of registrant as specified in its charter)

               Minnesota                                 58-2016606
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  (State of incorporation or organization)  (I.R.S. Employer Identification No.)

Six Concourse Parkway, Suite 1700 Atlanta, Georgia              30328-5352
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     (Address of principal executive offices)                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                  Name of each exchange on which
        to be so registered                  each class is to be registered

___________________________________       ____________________________________

___________________________________       ____________________________________

___________________________________       ____________________________________


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-52608          (if applicable)
------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.01 per share
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                                (Title of class)

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                                (Title of class)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

     The information required by Item 202 of Regulation S-K is provided under the heading "DESCRIPTION OF CAPITAL STOCK" in the Registrant's Registration Statement on Form S-1, Registration No. 333-52608, as initially filed with the Securities and Exchange Commission on December 22, 2000, as amended on January 22, 2001 and as the same may be subsequently amended (the "Registration Statement on Form S-1"). The Registration Statement on Form S-1 is hereby incorporated by reference and made a part hereof.

Item 2.  Exhibits.

     The following Exhibits are filed as part of this Registration Statement:

     1. Articles of Incorporation of Registrant, as amended to date, incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-4 filed on June 20, 1997, Registration No. 333-29731.

     2. Amended and Restated Bylaws of Registrant, incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-4 filed on June 20, 1997, Registration No. 333-29731.

     3. Specimen stock certificate for the Common Stock of the Registrant, incorporated by reference to Exhibit 4.9 of the Registration Statement on Form S-1.


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


(Registrant)    AFC Enterprises, Inc.
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Date  February 21, 2001
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By    /s/ Gerald J. Wilkins

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      Gerald J. Wilkins, Executive Vice President and Chief Financial Officer

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